UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2018

Commission File Number	Name of Registrant, Address of Principal Executive Offices and Telephone Number	State of Incorporation	I.R.S. Employer Identification No.

1-16681	Spire Inc. 700 Market Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504

1-1822	Spire Missouri Inc. 700 Market Street St. Louis, MO 63101 314-342-0500	Missouri	43-0368139

2-38960	Spire Alabama Inc. 2101 6th Avenue North Birmingham, AL 35203 205-326-8100	Alabama	63-0022000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On October 31, 2018, Spire Inc. (“Spire”), Spire Missouri Inc. (“Missouri”) and Spire Alabama Inc. (“Alabama”) (each a “Borrower” and, collectively, the “Borrowers”), entered into a First Amendment to Loan Agreement (the “Amendment”) among the Borrowers, various banks and Wells Fargo Bank, National Association, as Administrative Agent, which amended the loan agreement, dated as of December 14, 2016, among the Borrowers, Wells Fargo Bank, National Association, as Administrative Agent, U.S. Bank National Association and JPMorgan Chase Bank, N.A., as Co-Syndication Agents, Bank of America, N.A., Credit Suisse, AG, Cayman Islands Branch, Morgan Stanley Senior Funding, Inc. (originally Morgan Stanley Bank, N.A.), Regions Bank, Royal Bank of Canada and TD Bank, N.A. as Co-Documentation Agents, Wells Fargo Securities LLC, U.S. Bank National Association and J.P. Morgan Chase Bank N.A., as Joint Lead Arrangers and Joint Bookrunners, and Commerce Bank and Stifel Bank & Trust as the other participating banks (before giving effect to the Amendment, the “Original Loan Agreement” and, after giving effect to the Amendment, the “Loan Agreement”). Spire, Missouri, Alabama and their affiliates have or may have customary banking relationships with one or more of the banks under the Loan Agreement for the provision of a variety of financial services, including commercial paper dealer, pension fund trustee, cash management, investment banking, and lockbox services, none of which are material individually or in the aggregate with respect to any individual party.
The Original Loan Agreement was set to expire on December 14, 2021. The Loan Agreement is now scheduled to expire on October 31, 2023, but the Borrowers may request up to two one-year extensions of the Loan Agreement. The other material terms and provisions of the Loan Agreement are unchanged from the Original Loan Agreement.
The foregoing summary of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 2.03 by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is filed as part of this report:

10.1
First Amendment to Loan Agreement, dated as of October 31, 2018, by and among Spire Inc., a Missouri corporation, Spire Alabama Inc. (formerly Alabama Gas Corporation), an Alabama corporation, and Spire Missouri Inc. (formerly Laclede Gas Company), a Missouri corporation, the Banks from time to time party thereto, and Wells Fargo Bank, National Association, as Administrative Agent for the Banks.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Spire Inc.

Date: November 6, 2018	By:	/s/ Steven P. Rasche
Steven P. Rasche, Executive Vice President and Chief Financial Officer

Spire Missouri Inc.

Date: November 6, 2018	By:	/s/ Steven P. Rasche
Steven P. Rasche, Chief Financial Officer

Spire Alabama Inc.

Date: November 6, 2018	By:	/s/ Steven P. Rasche
Steven P. Rasche, Chief Financial Officer